Exhibit 3.3

CERTIFICATE OF INCORPORATION

of

CUC MEMBER BENEFIT PLANS, INC.

FIRST. The name of the corporation is CUC Member Benefit Plans, Inc.

SECOND. The address of the corporation’s register office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH. The total number of shares which the corporation shall have authority to issue is 3,000 shares of Common Stock, and all such shares are to be without par value.

FIFTH. The name and mailing address of the incorporator is Milette Gracin, c/o Baker & McKenzie, 805 Third Avenue, New York, New York 10022.

SIXTH. The board of directors of the corporation is expressly authorized to adopt, amend or repeal by-laws of the corporation.

SEVENTH. Elections of directors need not be by written ballot except and to the extent provided in the by-laws of the corporation.

EIGHTH. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

NINTH. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, I have signed this certificate of incorporation this 13th day of April, 1986.

Illegible

CERTIFICATE OF MERGER

OF

L. D. BENEFIT CORP.

INTO

CUC MEMBER BENEFIT PLANS, INC.

The undersigned corporation DOES HEREBY CERTIFY:

FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

NAME	STATE OF INCORPORATION
L. D. Benefit Corp.	Delaware

CUC Member Benefit Plans, Inc.	Delaware

SECOND: That an Agreement of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of subsection (c) of Section 251 of the General Corporation Law of the State of Delaware and the merger will be effective at the time and on the date on which this Certificate of Merger shall be filed with the Secretary of State of the State of Delaware.

THIRD: The name of the surviving corporation of the merger is CUC Member Benefit Plans, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Surviving Corporation”).

FOURTH: That the Certificate of Incorporation of the Surviving Corporation as in effect on the date hereof shall be the Certificate of Incorporation of the surviving corporation.

FIFTH: That the executed Agreement of Merger is on file at the principal place of business of the Surviving Corporation. The address of said principal place of business is 707 Summer Street, Stamford, Connecticut 06901.

SIXTH: That a copy of the Agreement of Merger will be furnished by the Surviving Corporation on request and without cost, to any stockholder of either constituent corporation.

Dated: as of April 28,1986

CUC MEMBER BENEFIT PLANS, INC.

By	/s/ Stuart L. Bell
Stuart L. Bell Executive Vice President

ATTEST:

By	/s/ Robert T. Tucker
Robert T. Tucker Secretary

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

Credit Union Benefit Consultants, Inc.

and

Benefit Consultants, Inc.

INTO

CUC Member Benefit Plans, Inc.

* * * * *

CUC Member Benefit Plans, Inc., a corporation organized and existing under the laws of Delaware,

DOES HEREBY CERTIFY:

FIRST: That this corporation was incorporated on the 15th day of April, 1986, pursuant to the General Corporation Law of the State of Delaware.

SECOND: That this corporation owns all of the outstanding shares of the common stock of Credit Union Benefit Consultants, Inc., a corporation incorporated on the 29th day of April, 1980, pursuant to the Corporation Law of the State of California.

THAT this corporation owns all of the outstanding shares of the common stock of Benefit Consultants, Inc., a corporation incorporated on the 30th day of November, 1972, pursuant to the Corporation Law of the State of California.

THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members, filed with the minutes of the board on the 1st day of March, 1988, determined to and did merge into itself said Credit Union Benefit Consultants, Inc. and Benefit Consultants, Inc.

RESOLVED, that CUC Member Benefit Plans, Inc. merge, and it hereby does merge into itself said Credit Union Benefit Consultants, Inc. and Benefit Consultants, Inc., and assumes all of their obligations;

and

FURTHER RESOLVED, that the merger shall be effective upon the date of filing with the Secretary of State of Delaware; and

FURTHER RESOLVED, that the proper officers of this corporation be and they hereby are directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said Credit Union Benefit Consultants, Inc. and Benefit Consultants, Inc. and assume their liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State and a certified copy recorded in the office of the Recorder of Deeds of New Castle County and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anyway necessary or proper to effect said merger; and

FURTHER RESOLVED, that this corporation change its corporate name by changing Article 1 of the Certificate of Incorporation of this corporation to read as follows: Article 1: The name of the corporation is Benefit Consultants, Inc.

FOURTH: Anything herein or elsewhere to the contrary notwithstanding this merger may be amended or terminated and abandoned by the board of directors of CUC Member Benefit Plans, Inc. at any time prior to the date of filing the merger with the Secretary of State.

IN WITNESS WHEREOF, said CUC Member Benefit Plans, Inc. has caused this certificate to be signed by Stuart L. Bell, its Vice President, and attested by Amy N. Lipton, its Assistant Secretary, this 1st day of March, 1988.

CUC Member Benefit Plans, Inc.

By	Illegible
Vice President

ATTEST:

By	Illegible
Assistant Secretary

CERTIFICATE OF MERGER

OF

FISI MADISON FINANCIAL CORPORATION

AND

BENEFIT CONSULTANTS, INC.

It is hereby certified that:

1. The constituent business corporations participating in the merger herein certified are:

(i) FISI Madison Financial Corporation, which is incorporated under the laws of the State of Tennessee; and

(ii) Benefit Consultants, Inc., which is incorporated under the laws of the State of Delaware.

2. An Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of Section 48-17-104 of the Tennessee Business Corporation Act and subsection (c) of Section 251 of the General Corporation Law of the State of Delaware.

3. The name of the surviving corporation in the merger herein certified is Benefit Consultants, Inc., which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

4. The Certificate of Incorporation of Benefit Consultants, Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

5. The executed Agreement of Merger between the aforesaid constituent corporations is on file at an office of the aforesaid surviving corporation, the address of which is as follows: 400 Duke Drive, Franklin, Tennessee 37067.

6. A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

7. The Agreement of Merger between the aforesaid constituent corporations provides that the merger herein certified shall be effective at 11:57 p.m. on December 31, 2002.

Dated: December 20, 2002

Progeny Marketing Innovations Holdings Inc.

By:	/s/ Lynn A. Feldman
Lynn A. Feldman, Assistant Secretary

Dated: December 20, 2002

Benefit Consultants, Inc.

By:	/s/ Lynn A. Feldman
Lynn A. Feldman, Assistant Secretary

CERTIFICATE OF MERGER

OF

PROGENY MARKETING INNOVATIONS HOLDINGS INC.

AND

BENEFIT CONSULTANTS, INC.

It is hereby certified that:

1. The constituent business corporations participating in the merger herein certified are:

(i) Progeny Marketing Innovations Holdings Inc., which is incorporated under the laws of the State of Delaware; and

(ii) Benefit Consultants, Inc., which is incorporated under the laws of the State of Delaware.

2. An Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 251 of the General Corporation Law of the State of Delaware.

3. The name of the surviving corporation in the merger herein certified is Benefit Consultants, Inc., which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

4. The Certificate of Incorporation of Benefit Consultants, Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

5. The executed Agreement of Merger between the aforesaid constituent corporations is on file at an office of the aforesaid surviving corporation, the address of which is as follows: 400 Duke Drive, Franklin, Tennessee 37067.

6. A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

7. The Agreement of Merger between the aforesaid constituent corporations provides that the merger herein certified shall be effective at 11:58 p.m. on December 31, 2002.

Dated: December 20, 2002

Progeny Marketing Innovations LLC

By:	/s/ Lynn A. Feldman
Lynn A. Feldman, Assistant Secretary

Dated: December 20, 2002

Benefit Consultants, Inc.

By:	/s/ Lynn A. Feldman
Lynn A. Feldman, Assistant Secretary

CERTIFICATE OF MERGER

OF

PROGENY MARKETING INNOVATIONS LLC

AND

BENEFIT CONSULTANTS, INC.

It is hereby certified that:

1. The constituent limited liability company and business corporation participating in the merger herein certified are:

(i) Progeny Marketing Innovations LLC, which is incorporated under the laws of the State of Tennessee; and

(ii) Benefit Consultants, Inc., which is incorporated under the laws of the State of Delaware.

2. An Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by the aforesaid constituent limited liability company in accordance with the provisions of Section 48-244-102 of the Tennessee Limited Liability Company Act and the aforesaid constituent corporation in accordance with subsection (c) of Section 251 of the General Corporation Law of the State of Delaware.

3. The name of the surviving corporation in the merger herein certified is Benefit Consultants, Inc., which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

4. The Certificate of Incorporation of Benefit Consultants, Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

5. The executed Agreement of Merger between the aforesaid constituent limited liability company and corporation is on file at an office of the aforesaid surviving corporation, the address of which is as follows: 400 Duke Drive, Franklin, Tennessee 37067.

6. A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any member or stockholder of each of the aforesaid constituent limited liability company and corporation.

7. The Agreement of Merger between the aforesaid constituent limited liability company and corporation provides that the merger herein certified shall be effective at 11:59 p.m. on December 31, 2002.

Dated: December 20, 2002

Progeny Marketing Innovations Holdings Inc.

By:	/s/ Lynn A. Feldman
Lynn A. Feldman, Assistant Secretary

Dated: December 20, 2002

Benefit Consultants, Inc.

By:	/s/ Lynn A. Feldman
Lynn A. Feldman, Assistant Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

BENEFIT CONSULTANTS, INC.

Benefit Consultants, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, (the “Corporation”) DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of the Corporation, by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable an amendment to the Certificate of Incorporation of the Corporation to change the name of the Corporation to “Progeny Marketing Innovations Inc.”

SECOND: That in lieu of a meeting and vote of the stockholder, the sole stockholder has given its unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware by adopting the following resolution:

RESOLVED, that Article FIRST of the Certificate of Incorporation be amended to read as follows:

“FIRST. The name of the corporation is Progeny Marketing Innovations Inc.”

FURTHER RESOLVED, that the foregoing name change shall be effective upon the filing of this certificate.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Lynn A. Feldman, its Vice President and Assistant Secretary, this 31st day of December, 2002.

/s/ Lynn A. Feldman
Lynn A. Feldman Vice President and Assistant Secretary

SECOND CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

PROGENY MARKETING INNOVATIONS INC.

Dated October 17, 2005

Progeny Marketing Innovations Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

FIRST: That by unanimous written consent of the Board of Directors of the Corporation, resolutions were adopted setting forth a proposed amendment to the Certificate of Incorporation of the Corporation (the “Certificate”), declaring its advisability, and directing that the amendment proposed be submitted to the stockholders of the Corporation for consideration and approval.

SECOND: That the sole stockholder of the Corporation, by written consent in lien of a special meeting, consented to and adopted this amendment.

THIRD: That this amendment was duly adopted in accordance with the applicable provisions of Sections 228 and 242 of the DGCL.

FOURTH: That the Certificate is hereby amended by deleting paragraph EIGHTH thereof in its entirety and replacing it with the following new paragraph:

EIGHTH.

[Intentionally omitted].

*****

IN WITNESS WHEREOF, the Corporation has caused the undersigned to execute this Certificate as of the date set forth herein.

PROGENY MARKETING INNOVATIONS INC.

By:	/s/ Nathaniel Lipman
Name:	Nathaniel Lipman
Title:	President

CERTIFICATE OF OWNERSHIP AND MERGER

OF

BENEFIT CONSULTANTS MEMBERSHIP, INC.

(a Delaware corporation)

INTO

PROGENY MARKETING INNOVATIONS INC.

(a Delaware corporation)

(Pursuant to Section 253 of the General Corporation Law of the State of Delaware)

December 28, 2005

Progeny Marketing Innovations Inc. (hereinafter called the “Company”), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the “DGCL”), does hereby certify:

1.	The Company is a business corporation of the State of Delaware.

2.	The Company is the owner of all of the outstanding shares of each class of the stock of Benefit Consultants Membership, Inc. a Delaware corporation (“Benefit Consultants”).

3.	On December 28, 2005, the Board of Directors of the Company adopted the following resolutions to merge Benefit Consultants into the Company (the “Merger”):

RESOLVED, that the Company, which is the parent corporation and the owner of all the issued and outstanding shares of Benefit Consultants, hereby approves the merger of Benefit Consultants into the Company pursuant to the Section 253 of the DGCL;

RESOLVED, that at the Effective Time (as herein defined) all of the estate, property, rights, privileges, powers and franchises of Benefit Consultants be vested in and held and enjoyed by the Company as fully and entirely and without change or diminution as the same were before held and enjoyed by Benefit Consultants;

RESOLVED, that at the Effective Time, the Company shall assume all of the obligations of Benefit Consultants;

RESOLVED, that the separate existence of Benefit Consultants shall cease at the Effective Time of the Merger pursuant to the provisions of the DGCL; and that the Company shall continue its existence as the surviving corporation pursuant to the provisions of the DGCL;

RESOLVED, that the issued shares of Benefit Consultants shall not be converted in any manner, but each said share which is issued as of the Effective Time and date of the merger shall be surrendered and extinguished;

RESOLVED, that the Company shall cause to be executed and filed and recorded the documents prescribed by the laws of the State of Delaware and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the State of Delaware and within any other appropriate jurisdiction;

RESOLVED, that the form, terms and provisions of the Certificate of Ownership and Merger to be filed with the Secretary of State of the State of Delaware (the “Delaware Certificate of Merger”), substantially in the form previously submitted to the Board, be, and they hereby are, in all respects adopted, approved, ratified and confirmed; and that the Executive Officers of the Company be, and each of them hereby is, authorized and directed, in the name and on behalf of the Company, and under its corporate seal or otherwise, to enter into, execute, deliver and file the Delaware Certificate of Merger with such additions thereto or deletions therefrom as such Executive Officer or Executive Officers shall, in his or her discretion, determine to be necessary, proper or advisable, such determination to be evidenced conclusively by the execution, delivery and filing thereof;

RESOLVED, that the Merger shall become effective at the date and time specified in the Delaware Certificate of Merger, (the “Effective Time”);

RESOLVED, that from and after the Effective Time, the bylaws and certificate of incorporation of the Company shall continue to be the bylaws and certificate of incorporation of the Company;

RESOLVED, that from and after the Effective Time, until successors are duly elected or appointed, the directors and officers of the Company shall continue to be the directors and officers of the Company;

Further Actions

RESOLVED, that the Executive Officers of the Company be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company, to make all such arrangements, to take all such further action, to cause to be prepared and filed all such documents, to make all expenditures and incur all expenses, and to pay all required fees, and to execute and deliver, in the name of and on behalf of the Company, all agreements, instruments, mortgages, leasehold mortgages, trust deeds, deeds of trust, documents and certificates (including stock certificates), including without limitation, officers’ certificates, as they may deem necessary, appropriate or advisable in order to fully effectuate the purpose of each and all of the foregoing resolutions and the execution by such Executive Officer of any such agreement, instrument, mortgage, leasehold mortgage, trust deeds, deeds of trust, document or certificate or the payment of any such expenditures or expenses or the doing by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the approval and ratification by the Company of the agreement, instrument, mortgage, leasehold mortgage, document or certificate so executed, the expenses or expenditures so paid and the action so taken; and

RESOLVED, that for purposes of the foregoing resolutions, the term “Executive Officers” shall mean and include, as applicable the Company, the Chairman, the Chief Executive

Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, any other duly authorized officer of the Company or any of them;

4.	This document shall be effective as of December 31, 2005 at 3:00 pm Eastern Standard Time.

*        *        *        *        *

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Ownership and Merger as of the date first written above.

PROGENY MARKETING INNOVATIONS INC.

By:	/s/ Nathaniel J. Lipman
Name:	Nathaniel J. Lipman
Title:	President and CEO

CERTIFICATE OF MERGER

OF

PREFERRED CARE AGENCY, INC.

(an Ohio corporation)

AND

PROGENY MARKETING INNOVATIONS INC.

(a Delaware corporation)

(Pursuant to Section 252 of the General Corporation Law of the State of Delaware)

December 28, 2005

It is hereby certified that:

FIRST: The constituent business corporations participating in the merger herein certified are

(i) Preferred Care Agency, Inc., which is incorporated under the laws of the State of Ohio (“Preferred Care”); and

(ii) (ii) Progeny Marketing Innovations Inc., which is incorporated under the laws of the State of Delaware (“Progeny”).

SECOND: An Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the Delaware General Corporation Law (the “DGCL”), to wit, by Preferred Care in accordance with the laws of the state of its incorporation and by Progeny in the same manner as is provided in Section 251 of the DGCL.

THIRD: The name of the surviving corporation in the merger herein certified is Progeny Marketing Innovations Inc., a Delaware corporation, which will continue its existence as said surviving corporation under its present name upon the effective date and time of said merger pursuant to the provisions of the DGCL.

FOURTH: The certificate of incorporation of Progeny, as now in force and effect, shall continue to be the certificate of incorporation of said surviving corporation until amended and changed pursuant to the provisions of the DGCL.

FIFTH: The executed Agreement and Plan of Merger between the aforesaid constituent corporations is on file at an office of the aforesaid surviving corporation, the address of which is as follows: 100 Connecticut Avenue, Norwalk, Connecticut 06850.

SIXTH: A copy of the aforesaid Agreement and Plan of Merger will be furnished by the aforesaid surviving corporation on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

SEVENTH: The authorized capital stock of Preferred Care consists of 1,000 shares of Common Stock, no par value.

EIGHTH: The merger is to become effective on December 31, 2005 at 4:00 pm Eastern Standard Time insofar as the DGCL shall govern said effective date and time.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Merger as of the date first written above.

PROGENY MARKETING INNOVATIONS INC.

By:	/s/ Nathaniel J. Lipman
Name:	Nathaniel J. Lipman
Title:	President and CEO

CERTIFICATE OF OWNERSHIP AND MERGER

OF

PROGENY MARKETING INNOVATIONS OF KENTUCKY, INC.

(a Kentucky corporation)

INTO

PROGENY MARKETING INNOVATIONS INC.

(a Delaware corporation)

(Pursuant to Section 253 of the General Corporation Law of the State of Delaware)

December 28, 2005

Progeny Marketing Innovations Inc. (hereinafter called the “Company”), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the “DGCL”), does hereby certify:

1.	The Company is a business corporation of the State of Delaware.

2.	The Company is the owner of all of the outstanding shares of each class of stock of Progeny Marketing Innovations of Kentucky, Inc. (“Progeny KY”), which is a business corporation of the State of Kentucky.

3.	The laws of the jurisdiction of organization of Progeny KY permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

4.	The Company hereby merges Progeny KY into the Company.

5.	On December 28, 2005, the Board of Directors of the Company adopted the following resolutions to merge Progeny KY into the Company (the “Merger”):

RESOLVED, that the Company, which is the parent corporation and the owner of all the issued and outstanding shares of Progeny KY, hereby approves the merger of Progeny KY into the Company pursuant to Section 271B. 11-040 and 271 B.11-070 of the Kentucky Business Corporation Act (“the KBCA”) and pursuant to Section 253 of the DGCL;

RESOLVED, that at the Effective Time (as herein defined) all of the estate, property, rights, privileges, powers and franchises of Progeny KY be vested in and held and enjoyed by the Company as fully and entirely and without change or diminution as the same were before held and enjoyed by Progeny KY in its name;

RESOLVED, that at the Effective Time the Company shall assume all of the obligations of Progeny KY;

RESOLVED, that the separate existence of Progeny KY shall cease at the Effective Time of the Merger pursuant to the provisions of the KBCA; and that the Company shall continue its existence as the surviving corporation pursuant to the provisions of the DGCL;

RESOLVED, that at the Effective Time the issued shares of Progeny KY shall not be converted in any manner, but each said share which is issued as of the Effective Time of the merger shall be surrendered and extinguished, and no payment shall be made with respect thereto;

RESOLVED, that the Company is the owner of all of the issued shares of Progeny KY, and that the Company waived the mailing of a copy of the Plan of Merger in writing;

RESOLVED, that, in order to effect the Merger, the Company shall cause to be executed and filed and recorded the documents prescribed by the laws of the State of Delaware and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the State of Delaware and within any other appropriate jurisdiction;

RESOLVED, that in order to effect the Merger, the Company shall cause to be executed and filed and recorded the documents prescribed by the laws of the Commonwealth of Kentucky and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the Commonwealth of Kentucky and within any other appropriate jurisdiction;

RESOLVED, that the form, terms and provisions of the Certificate of Ownership and Merger to be filed with the Secretary of State of the State of Delaware (the “Delaware Certificate of Merger”), substantially in the form previously submitted to the Board, be, and they hereby are, in all respects adopted, approved, ratified and confirmed; and that the Executive Officers of the Company be, and each of them hereby is, authorized and directed, in the name and on behalf of the Company, and under its corporate seal or otherwise, to enter into, execute, deliver and file the Delaware Certificate of Merger with such additions thereto or deletions therefrom as such Executive Officer or Executive Officers shall, in his or her discretion, determine to be necessary, proper or advisable, such determination to be evidenced conclusively by the execution, delivery and filing thereof;

RESOLVED, that the form, terms and provisions of the Articles of Merger to be filed with the Secretary of State of the Commonwealth of Kentucky (the “Kentucky Certificate of Merger”), substantially in the form previously submitted to the Board, be, and they hereby are, in all respects adopted, approved, ratified and confirmed; and that the Executive Officers of the Company be, and each of them hereby is, authorized and directed, in the name and on behalf of the Company, and under its corporate seal or otherwise, to enter into, execute, deliver and file the Kentucky Certificate of Merger with such additions thereto or deletions therefrom as such Executive Officer or Executive Officers shall, in his or her discretion, determine to be necessary, proper or advisable, such determination to be evidenced conclusively by the execution, delivery and filing thereof;

RESOLVED, that the Merger shall become effective at the date and time specified in the Delaware Certificate of Merger and Kentucky Certificate of Merger (the “Effective Time”);

RESOLVED, that from and after the Effective Time, the bylaws and certificate of incorporation of the Company, in existence at the Effective Time, shall continue to be the bylaws and certificate of incorporation of the Company;

RESOLVED, that from and after the Effective Time, until successors are duly elected or appointed, the directors and officers of the Company at the Effective Time shall continue to be the directors and officers of the Company;

Further Actions

RESOLVED, that the Executive Officers of the Company be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company, to make all such arrangements, to take all such further action, to cause to be prepared and filed all such documents, to make all expenditures and incur all expenses, and to pay all required fees, and to execute and deliver, in the name of and on behalf of the Company, all agreements, instruments, mortgages, leasehold mortgages, trust deeds, deeds of trust, documents and certificates (including stock certificates), including without limitation, officers’ certificates, as they may deem necessary, appropriate or advisable in order to fully effectuate the purpose of each and all of the foregoing resolutions and the execution by such Executive Officer of any such agreement, instrument, mortgage, leasehold mortgage, trust deeds, deeds of trust, document or certificate or the payment of any such expenditures or expenses or the doing by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the approval and ratification by the Company of the agreement, instrument, mortgage, leasehold mortgage, document or certificate so executed, the expenses or expenditures so paid and the action so taken; and

RESOLVED, that for purposes of the foregoing resolutions, the term “Executive Officers” shall mean and include, as applicable the Company, the Chairman, the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, any other duly authorized officer of the Company or any of them.

6.	This document shall be effective as of December 31, 2005 at 5:00 pm Eastern Standard Time insofar as the DGCL shall govern said effective date and time.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Ownership and Merger as of the date first written above.

PROGENY MARKETING INNOVATIONS INC.

By:	/s/ Nathaniel J. Lipman
Name:	Nathaniel J. Lipman
Title:	President and CEO

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

PROGENY MARKETING INNOVATIONS INC.

Dated January 13, 2006

Progeny Marketing Innovations Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

FIRST: That by unanimous written consent of the Board of Directors of the Corporation, resolutions were adopted setting forth a proposed amendment to the Certificate of incorporation of the Corporation (the “Certificate”), declaring its advisability, and directing that the amendment proposed be submitted to the stockholders of the Corporation for consideration and approval.

SECOND: That the sole stockholder of the Corporation, by written consent in lieu of a special meeting, consented to and adopted this amendment.

THIRD: That this amendment was duly adopted in accordance with the applicable provisions of Sections 228 and 242 of the DGCL.

FOURTH: The Certificate is hereby amended by deleting the FIRST paragraph thereof and by substituting in lieu of said FIRST paragraph the following new FIRST paragraph:

“FIRST. The name of the corporation is Affinion Benefits Group, Inc.”

*    *    *    *    *

IN WITNESS WHEREOF, the Corporation has caused the undersigned to execute this Certificate as of the date set forth herein.

PROGENY MARKETING INNOVATIONS INC.

By:	/s/ Nathaniel J. Lipman
Name:	Nathaniel J. Lipman
Title:	President and CEO